Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report  on Form 10-K of Daseke, Inc. (the Company) for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christopher Easter,  Chief Executive Officer, Chief Operating Officer and Director of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2020	By:	/s/ Christopher Easter
Christopher Easter
Chief Executive Officer, Chief Operating Officer and Director
(Principal Executive Officer and Principal Financial Officer)